Exhibit 10.2

Mr. Christopher J. Reinhard	September 10, 2009
President and CEO
Cardium Therapeutics, Inc.
12255 El Camino Real, Suite 250
San Diego, CA 92130

Dear Mr. Reinhard:

The purpose of this letter agreement (“Agreement”) is to confirm the engagement of Dawson James Securities, Inc. (“DJS” or the “Placement Agent”) by Cardium Therapeutics, Inc. (the “Company”) to act, subject to the terms of this Agreement, as the exclusive Placement Agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of up to $12 million of the Company’s registered securities (the “Securities”) to “qualified institutional buyers” as such term is defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and/or to “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act. The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” or an “Investor” and collectively, the “Purchasers” or the “Investors”) and nothing herein constitutes that DJS would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.”

1. Appointment.

(a) Subject to the terms and conditions of this Agreement, the Company hereby retains DJS, and DJS hereby agrees to act, as the Company’s exclusive Placement Agent in connection with the placement of Securities during the term of this Agreement. As Placement Agent, DJS will advise and assist the Company in identifying one or more potential investors to purchase Securities. DJS will identify the potential investor to the Company before making contact with the potential investor or providing any confidential information and the Company shall promptly approve or disapprove of any such investor. The Company acknowledges and agrees that DJS’s obligations hereunder are on a “reasonable best efforts” basis only and this Agreement does not constitute a commitment by DJS to purchase the Securities or any other securities of the Company and does not ensure the successful placement of the Securities or any portion thereof or the success of DJS with respect to securing any other financing on behalf of the Company. Upon introduction of the Investors and the Company, the Investors and the Company shall negotiate the terms of the purchase and sale of Securities and produce a term sheet.

(b) During the term of this Agreement, except as set forth below, neither the Company nor any of its subsidiaries will, directly or indirectly, solicit or otherwise encourage the submission of any proposal or offer from any person or entity relating to any issuance of the Company’s or any of its subsidiaries’ equity securities (including, but not limited to, debt securities with any equity feature) (“Offering”) or participate in any discussions regarding the purchase and sale of Securities. The Company will immediately cease all contacts, discussions and negotiations with third parties regarding any such offerings and further agree to refer any inquiries regarding

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Cardium Therapeutics, Inc. September 10, 2009 Page 2 of 13

a potential financing transaction promptly to DJS. Notwithstanding the foregoing, DJS acknowledges that the Company is contemplating entering into a Sales Agreement with an underwriter or placement agent for sales of registered shares of the Company’s common stock in unsolicited market transactions under a Controlled Equity Offering or DOCS facility. Nothing in this Agreement will prohibit the Company from entering into such an arrangement during the term of this Agreement. DJS will not be entitled to any compensation in connection with the sale of any Securities in connection with any such arrangement.

2. Compensation and Expenses. In consideration of the services rendered by DJS in connection with the services provided by DJS hereunder, the Company agrees to pay to DJS the following compensation:

(i)	A cash fee payable out of escrow established for the closing (or immediately upon receiving proceeds from the sale of the Securities) to an account or accounts designated by DJS (or other means acceptable to DJS) equal to 7.0% of the gross proceeds raised from the sale of the Securities to the Investors, less any upfront payment made pursuant to clause (C) below (the “DJS Cash Fee”).

(ii)	At any time upon the issuance of any Securities to an Investor, the Company will issue to DJS or its designees common stock purchase warrants (the “Warrants”) to purchase a number of shares of Common Stock equal to 5.0% of the shares of Common Stock issued or issuable pursuant to the Placement (the “DJS Warrants”). The DJS Warrants shall have a term of exercise of 5 years, include cashless exercise, if there is no effective registration statement registering the underlying shares of Common Stock at the time of exercise, and otherwise include terms and conditions identical to those provided to the Investors. The DJS Warrants shall be transferable for six months from the date of the Offering except as permitted by Financial Industry Regulatory Authority (“FINRA”) Rule 5110, and further, the number of shares underlying the DJS Warrants shall be reduced if necessary to comply with FINRA rules or regulations.

(iii)	The Company hereby agrees to pay up to $30,000 to DJS (or as designated by DJS directly to its counsel) for all reasonable travel and other reasonable out-of-pocket expenses incurred in connection with the Placement Agent’s engagement, including the escrow account established for the closing, at a bank to be chosen by the Placement Agent, of which $10,000 shall be paid to DJS (or as designated by DJS directly to its counsel) immediately upon execution of this Agreement in order to commence definitive documentation, which amounts shall be non-refundable to the extent DJS provides the Company with supporting invoices/receipts of actual expenses incurred. Any request for reimbursement shall be accompanied by supporting invoices/receipts of actual expenses paid.

3. Registration Statement. The Company hereby represents and warrants to, and agrees with, the Placement Agent that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-147947) under the Securities Act, which became effective on December 19, 2007 for the

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Cardium Therapeutics, Inc. September 10, 2009 Page 3 of 13

registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

(b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale

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Cardium Therapeutics, Inc. September 10, 2009 Page 4 of 13

Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, that have not been described or filed as required.

(c) The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus.

(d) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

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Cardium Therapeutics, Inc. September 10, 2009 Page 5 of 13

4. Term of Engagement. Unless terminated in writing by the parties hereto in accordance with the provisions hereof or by either party upon five (5) business day’s written notice, this Agreement will remain in effect until the Termination Date of November 30, 2009, unless extended for 7 day periods with the mutual consent of the parties (the “Termination Date”). Notwithstanding anything herein to the contrary, the obligation to pay the compensation and expenses described in Section 2 if any and the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the Indemnification Provisions will survive the termination or expiration of this Agreement. DJS is in no way the legal representative or agent of the Company for any purpose whatsoever and has no right or authority to assume or create, in writing or otherwise, any obligation of any kind, expressed or implied, in the name of or on behalf of the Company.

5. Information.

(a) The Company recognizes that, in completing its engagement hereunder, DJS will be using and relying on publicly available information and on data, material and other information furnished to DJS by the Company or the Company’s affiliates and agents. The Company will promptly provide DJS with all relevant information about the Company (to the extent reasonably available to the Company and not the subject of confidentiality restrictions through third party agreements) that is reasonably requested by DJS, which information will be accurate in all material respects. It is understood and agreed that in performing under this engagement, DJS will be relying upon the accuracy and completeness of, and is not assuming any responsibility for independent verification of, such publicly available information and the other information so furnished.

(b) DJS will keep all information obtained from the Company strictly confidential except: (i) information which is otherwise publicly available, or previously known to, or obtained by DJS independently of the Company and without breach of DJS’s agreement with the Company; (ii) DJS may disclose such information to its employees and attorneys, and to its other advisors and Investors on a need to know basis only and will ensure that all such employees, attorneys, advisors and Investors will keep such information strictly confidential and agree to be bound and obligated by the provisions of confidentiality contained herein; and (iii) DJS may disclose such information pursuant to any order of a court of competent jurisdiction or other governmental body or as may otherwise be required by law, provided that DJS shall promptly provide notice of such order or process to the Company in order that it may have every reasonable opportunity to intervene in such process to contest such disclosure. Upon expiration or termination, DJS shall return to the Company all information (and copies thereof in whatever media they exist) previously received from the Company in its possession or control or under the possession or control of any party DJS discloses such information to under this Agreement. Except as set forth in this Section 5(b), DJS shall not without the prior written consent of Company, in its sole and absolute discretion, disclose any information obtained from the Company to any other party.

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Cardium Therapeutics, Inc. September 10, 2009 Page 6 of 13

6. Representations and Warranties. Each of the Company and DJS represents and warrants to the other party that:

(a) Authorization. It has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

(b) Enforceability. This Agreement has been duly authorized and executed and constitutes a legal, valid and binding agreement of such party enforceable in accordance with its terms.

(c) No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not conflict with or result in a breach of (i) such party’s certificate of incorporation or by-laws or (ii) any agreement to which such party is a party or by which any of its property or assets is bound.

(d) FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus.

You further agree that we may rely upon, and are a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any agreements with Investors.

7. Closing. The obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(b) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

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Cardium Therapeutics, Inc. September 10, 2009 Page 7 of 13

(d) The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agent and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, which opinion shall include a “10b-5” representation from such counsel.

(e) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(f) The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Securities shall be listed and admitted and authorized for trading on American Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from American Stock Exchange, nor has the Company received any information suggesting that the Commission or American Stock Exchange is contemplating terminating such registration or listing.

(g) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the NYSE Alternext US or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

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Cardium Therapeutics, Inc. September 10, 2009 Page 8 of 13

(h) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(i) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(j) The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain the following representations and warranties of the Company and other representations and warranties as agreed between the Company and the Purchasers.

(i)	Issuance of Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents. The issuance by the Company of the Securities has been registered under the Securities Act and all of the Securities are freely transferable and tradable by the Purchasers without restriction (other than any restrictions arising solely from an act or omission of a Purchaser). The Securities are being issued pursuant to the Registration Statement and the issuance of the Securities has been registered by the Company under the Securities Act. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder. Upon receipt of the Securities, the Purchasers will have good and marketable title to such Securities and the Securities will be freely tradable on the “Trading Market” (which, for purposes of this Agreement shall mean means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the NYSE Alternext US, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board).

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Cardium Therapeutics, Inc. September 10, 2009 Page 9 of 13

(ii)	Trading Market. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(iii)	Approvals. The issuance and listing on the American Stock Exchange of the Securities requires no further approvals, including but not limited to, the approval of shareholders.

(k) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(l) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

8. No General Solicitation. The Securities will be offered only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising in any form will be used by the Company or DJS in connection with the offering of the Securities. Each prospective purchaser will certify as to such Investor’s status as an “Accredited Investor” as defined in Regulation D, or a “Qualified Institutional Buyer” as defined in Rule 144A, in each case promulgated under the Securities Act.

9. Confidentiality. The Company will not provide or release any information with respect to this Agreement or the sale of the Securities except as the Company determines is required by law, the rules and regulations of the Securities and Exchange Commission, is otherwise publicly available, or with the consent of the Placement Agent.

10. Indemnification. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Exhibit A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement. Such indemnification shall be limited to the gross proceeds paid to DJS in connection with the transaction contemplated by this Agreement.

11. Parties; Assignment. This Agreement has been and is made solely for the benefit of DJS and the Company and each of the persons, agents, employees, officers, directors and controlling persons referred to in Exhibit A and their respective heirs, executors, personal representatives, successors and assigns, and nothing contained in this Agreement will confer any rights upon, nor will this Agreement be construed to create any rights in, any person who is not party to such Agreement, other than as set forth in this paragraph. The rights and obligations of either party under this Agreement may not be assigned without the prior written consent of the other party hereto and any other purported assignment will be null and void.

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Cardium Therapeutics, Inc. September 10, 2009 Page 10 of 13

12. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

13. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

14. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

15. Governing Law; Jurisdiction; Arbitration. This Agreement will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York. Any controversy or claim arising out of this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and judgment on the award may be rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall take place in the County of New York before a single arbitrator. The arbitrator shall be a retired judge. The prevailing party shall be entitled to recover their reasonable costs and attorneys fees incurred in connection with the arbitration.

16. Entire Agreement; Modification. This Agreement together with the attached Exhibit A constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the party to be charged hereunder.

17. Notices. All notices will be in writing and will be effective when delivered in person or sent via facsimile (as evidenced by an electronically stamped confirmation of successful transmission) and confirmed by letter (delivered via overnight delivery), to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:	Mr. Christopher J. Reinhard
Cardium Therapeutics Inc.
12255 El Camino Real, Suite 250
San Diego, CA 92130
Telephone: (858) 414-1477
Facsimile: (858) 436-1011

To DJS:	Dawson James Securities, Inc.
925 S. Federal Highway, 6th floor
Boca Raton, FL 33432
Attention: Albert Poliak
Telephone: (561) 208-2907
Facsimile: (561) 208-2969

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Cardium Therapeutics, Inc. September 10, 2009 Page 11 of 13

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter

We appreciate this opportunity to be of service and are looking forward to working with you on this matter.

Very truly yours,

DAWSON JAMES SECURITIES, INC.

By:	/s/ Albert Poliak
Name:	Mr. Albert Poliak
Title:	President

CARDIUM THERAPEUTICS, INC.

By:	/s/ Christorpher J. Reinhard
Name:	Mr. Christopher J. Reinhard
Title:	President & CEO

Members FINRA & SIPC

415 Madison Avenue 15th Floor * New York, NY 10017 * Tel (866) 928-0928 * Fax (646) 673-8423 * www.dawsonjames.com

Boca Raton, FL * New York, NY * Manasquan, NJ

Cardium Therapeutics, Inc. September 10, 2009 Page 12 of 13

EXHIBIT A

In connection with the engagement of Dawson James Securities, Inc. (“DJS”) by Cardium Therapeutics Inc. (the “Company”), the Company hereby agrees as follows:

1.	To the extent permitted by law, the Company will indemnify DJS and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) (each of the foregoing, an “Indemnified Party”) against all losses, claims, damages, reasonable expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily or directly from an Indemnified Party’s willful misconduct, gross negligence or criminal acts.

2.	Promptly after receipt by DJS of notice of any claim or the commencement of any action or proceeding with respect to which DJS is entitled to indemnity hereunder, DJS will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will have the right to assume the defense of such action or proceeding and agrees to, if it exercises such right, employ counsel reasonably satisfactory to DJS and pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, DJS will be entitled to employ counsel separate from any counsel for the Company and from any other party in such action or proceeding if (a) the Company does not elect to assume the defense of such action or proceeding or (b) counsel for DJS reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and DJS. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle any claim, action or proceeding of which it has assumed the defense provided that the Company will not settle any such claim, action or proceeding without the prior written consent of DJS, which will not be unreasonably withheld. For any claim, action or proceeding of which the Company has not assumed the defense, DJS shall not settle any such claim, action or proceeding without the prior written consent of the Company, which will not be unreasonably withheld.

3.	The Company agrees to notify DJS promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

4.

If for any reason the foregoing indemnity is unavailable to DJS or insufficient to hold DJS harmless (except by reason of the willful misconduct, gross negligence or criminal acts of an Indemnified Party), then the Company shall contribute to the amount paid or payable by DJS as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and DJS on the other, but also

Members FINRA & SIPC

415 Madison Avenue 15th Floor * New York, NY 10017 * Tel (866) 928-0928 * Fax (646) 673-8423 * www.dawsonjames.com

Boca Raton, FL * New York, NY * Manasquan, NJ

Cardium Therapeutics, Inc. September 10, 2009 Page 13 of 13

the relative fault of the Company on the one hand and DJS on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, DJS’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by DJS under the Agreement (excluding any amounts received as reimbursement of expenses incurred by DJS).

These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

Members FINRA & SIPC

415 Madison Avenue 15th Floor * New York, NY 10017 * Tel (866) 928-0928 * Fax (646) 673-8423 * www.dawsonjames.com

Boca Raton, FL * New York, NY * Manasquan, NJ